Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
	(Dollars in thousands)
Non-accrual loans	$9,343	$9,082	$6,629	$8,184	$8,410
Loans 90 days or more past due and still accruing interest	-	-	-	-	-
Total non-performing loans	9,343	9,082	6,629	8,184	8,410
Other real estate and repossessed assets	1,445	1,689	1,647	1,643	2,150
Total non-performing assets	$10,788	$10,771	$8,276	$9,827	$10,560

As a percent of Portfolio Loans
Non-performing loans	0.36%	0.37%	0.32%	0.41%	0.43%
Allowance for loan losses	0.95	0.95	1.11	1.12	1.11
Non-performing assets to total assets	0.33	0.33	0.30	0.35	0.38
Allowance for loan losses as a percent of non-performing loans	261.17	258.80	348.03	275.99	255.39

(1) Excludes loans classified as "trouble debt restructured" that are not past due.

Troubled debt restructurings ("TDR")

	September 30, 2018
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$6,904	$49,397		$56,301
Non-performing TDR's(1)	212	2,799	(2)	3,011
Total	$7,116	$52,196		$59,312

	December 31, 2017
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$7,748	$52,367		$60,115
Non-performing TDR's(1)	323	4,506	(2)	4,829
Total	$8,071	$56,873		$64,944

(1) Included in non-performing assets table above.
(2) Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Nine months ended
	September 30,
	2018		2017
		Unfunded		Unfunded
	Loans	Commitments	Loans	Commitments
	(Dollars in thousands)
Balance at beginning of period	$22,587	$1,125	$20,234	$650
Additions (deductions)
Provision for loan losses	912	-	806	-
Recoveries credited to allowance	3,768	-	2,998	-
Loans charged against the allowance	(2,866)	-	(2,560)	-
Additions included in non-interest expense	-	(6)	-	332
Balance at end of period	$24,401	$1,119	$21,478	$982

Net loans charged against the allowance to average Portfolio Loans	(0.04)%		(0.03)%

Capitalization

	September 30,	December 31,
	2018	2017
	(In thousands)
Subordinated debentures	$39,371	$35,569
Amount not qualifying as regulatory capital	(1,224)	(1,069)
Amount qualifying as regulatory capital	38,147	34,500
Shareholders’ equity
Common stock	389,689	324,986
Accumulated deficit	(34,596)	(54,054)
Accumulated other comprehensive loss	(9,889)	(5,999)
Total shareholders’ equity	345,204	264,933
Total capitalization	$383,351	$299,433

Non-Interest Income

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2018	2018	2017	2018	2017
	(In thousands)
Service charges on deposit accounts	$3,166	$3,095	$3,281	$9,166	$9,465
Interchange income	2,486	2,504	1,942	7,236	5,869
Net gains (losses) on assets
Mortgage loans	2,745	3,255	2,971	8,571	8,886
Securities	93	9	69	(71)	62
Mortgage loan servicing, net	1,212	1,235	1	4,668	668
Investment and insurance commissions	513	483	606	1,434	1,541
Bank owned life insurance	237	220	283	713	776
Other	1,384	1,514	1,151	4,147	3,822
Total non-interest income	$11,836	$12,315	$10,304	$35,864	$31,089

Capitalized Mortgage Loan Servicing Rights

	Three months ended		Nine months ended
	September 30,		September 30,
	2018	2017	2018	2017
	(In thousands)
Balance at beginning of period	$21,848	$14,515	$15,699	$13,671
Change in accounting	-	-	-	542
Balance at beginning of period, as adjusted	21,848	14,515	15,699	14,213
Servicing rights acquired	-	-	3,047	-
Originated servicing rights capitalized	1,501	1,250	3,711	3,047
Change in fair value	(198)	(1,090)	694	(2,585)
Balance at end of period	$23,151	$14,675	$23,151	$14,675

Mortgage Loan Activity

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2018	2018	2017	2018	2017
	(Dollars in thousands)
Mortgage loans originated	$231,849	$226,264	$264,177	$617,080	$657,345
Mortgage loans sold	148,730	115,299	120,981	370,372	305,386
Net gains on mortgage loans	2,745	3,255	2,971	8,571	8,886
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	1.85%	2.82%	2.46%	2.31%	2.91%
Fair value adjustments included in the Loan Sales Margin	(0.26)	0.57	(0.22)	0.10	0.08

Non-Interest Expense

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2018	2018	2017	2018	2017
	(In thousands)
Compensation	$9,582	$9,574	$8,494	$28,086	$26,872
Performance-based compensation	3,305	3,150	2,688	9,238	6,819
Payroll taxes and employee benefits	3,282	3,145	2,395	9,182	7,413
Compensation and employee benefits	16,169	15,869	13,577	46,506	41,104
Occupancy, net	2,233	2,170	1,970	6,667	6,032
Data processing	2,051	2,251	1,796	6,180	5,670
Merger related expenses	98	3,082	10	3,354	10
Furniture, fixtures and equipment	1,043	1,019	961	3,029	2,943
Communications	727	704	685	2,111	2,046
Interchange expense	715	661	294	1,974	869
Loan and collection	531	692	481	1,900	1,564
Advertising	594	543	526	1,578	1,551
Legal and professional fees	477	456	540	1,311	1,366
FDIC deposit insurance	270	250	208	750	608
Amortization of intangible assets	295	295	87	676	260
Supplies	173	178	176	516	507
Credit card and bank service fees	108	106	105	310	432
Provision for loss reimbursement on sold loans	47	20	15	78	66
Costs (recoveries) related to unfunded lending commitments	71	37	92	(6)	332
Net (gains) losses on other real estate and repossessed assets	(325)	(4)	30	(619)	132
Other	1,463	1,432	1,063	4,321	3,454
Total non-interest expense	$26,740	$29,761	$22,616	$80,636	$68,946

Average Balances and Tax Equivalent Rates

	Three Months Ended
	September 30,
		2018			2017
	Average			Average
	Balance	Interest	Rate (2)	Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,543,712	$30,936	4.84%	$1,908,497	$21,801	4.55%
Tax-exempt loans (1)	6,590	81	4.88	3,138	47	5.94
Taxable securities	379,985	2,737	2.88	474,901	2,765	2.33
Tax-exempt securities (1)	62,964	518	3.29	90,645	783	3.46
Interest bearing cash	27,477	66	0.95	29,336	63	0.85
Other investments	17,493	237	5.38	15,543	200	5.11
Interest Earning Assets	3,038,221	34,575	4.53	2,522,060	25,659	4.05
Cash and due from banks	35,874			33,019
Other assets, net	173,508			142,283
Total Assets	$3,247,603			$2,697,362

Liabilities
Savings and interest-bearing checking	$1,241,868	1,223	0.39	$1,048,289	408	0.15
Time deposits	664,098	2,753	1.64	531,226	1,425	1.06
Other borrowings	80,939	779	3.82	85,219	626	2.91
Interest Bearing Liabilities	1,986,905	4,755	0.95	1,664,734	2,459	0.59
Non-interest bearing deposits	884,003			736,291
Other liabilities	34,697			31,263
Shareholders’ equity	341,998			265,074
Total liabilities and shareholders’ equity	$3,247,603			$2,697,362

Net Interest Income		$29,820			$23,200

Net Interest Income as a Percent of Average Interest Earning Assets			3.91%			3.66%
__________
(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21% in 2018 and 35% in 2017.
(2)	Annualized

Average Balances and Tax Equivalent Rates

	Nine Months Ended
	September 30,
		2018			2017
	Average			Average
	Balance	Interest	Rate (2)	Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$2,350,883	$83,881	4.77%	$1,792,381	$61,544	4.59%
Tax-exempt loans (1)	5,221	185	4.74	3,410	145	5.69
Taxable securities	400,957	8,092	2.69	499,886	8,300	2.21
Tax-exempt securities (1)	70,155	1,680	3.19	85,853	2,264	3.52
Interest bearing cash	29,502	214	0.97	42,610	229	0.72
Other investments	16,457	684	5.56	15,543	638	5.49
Interest Earning Assets	2,873,175	94,736	4.40	2,439,683	73,120	4.00
Cash and due from banks	33,204			32,492
Other assets, net	159,844			146,753
Total Assets	$3,066,223			$2,618,928

Liabilities
Savings and interest-bearing checking	$1,193,388	2,785	0.31	$1,051,395	1,007	0.13
Time deposits	611,103	6,687	1.46	494,219	3,747	1.01
Other borrowings	82,253	2,267	3.68	66,392	1,659	3.34
Interest Bearing Liabilities	1,886,744	11,739	0.83	1,612,006	6,413	0.53
Non-interest bearing deposits	833,283			717,589
Other liabilities	32,177			30,372
Shareholders’ equity	314,019			258,961
Total liabilities and shareholders’ equity	$3,066,223			$2,618,928

Net Interest Income		$82,997			$66,707

Net Interest Income as a Percent of Average Interest Earning Assets			3.86%			3.65%
__________
(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21% in 2018 and 35% in 2017.
(2)	Annualized

Commercial Loan Portfolio Analysis as of September 30, 2018

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non-performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$12,439	$67	$-	$67	0.5%
Land Development	13,249	-	-	-	0.0
Construction	38,549	6,690	2,403	9,093	23.6
Income Producing	377,906	3,257	-	3,257	0.9
Owner Occupied	349,271	19,315	72	19,387	5.6
Total Commercial Real Estate Loans	$791,414	$29,329	2,475	$31,804	4.0

Other Commercial Loans	$320,687	$18,142	307	$18,449	5.8
Total non-performing commercial loans			$2,782

Commercial Loan Portfolio Analysis as of December 31, 2017

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non-performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$8,559	$60	$9	$69	0.8%
Land Development	9,685	-	-	-	0.0
Construction	51,733	-	-	-	0.0
Income Producing	289,799	1,590	30	1,620	0.6
Owner Occupied	258,888	11,491	170	11,661	4.5
Total Commercial Real Estate Loans	$618,664	$13,141	209	$13,350	2.2

Other Commercial Loans	$234,596	$19,109	437	$19,546	8.3
Total non-performing commercial loans			$646